Conformed Copy

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”) is executed as of the 9th day of June, 2006, by and among

DILLARD’S, INC., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  77201, as Lead Borrower for the Borrowers, being said DILLARD’S, INC.,

DILLARD TEXAS OPERATING LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of Texas having a place of business at 4501 North Beach Street, Fort Worth, Texas  76137;

DILLARD TENNESSEE OPERATING LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of Tennessee having a place of business at 7624 Highway 70 S., Nashville, Tennessee  37221;

J.B. IVEY & COMPANY, a corporation organized under the laws of the State of North Carolina having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

DILLARD STORE SERVICES, INC., a corporation organized under the laws of the State of Arizona having a place of business at 2215 S. 48th Street, Suite E, Tempe, Arizona  85282;

THE HIGBEE COMPANY, a corporation organized under the laws of the State of Delaware having a place of business at 100 Public Square, Cleveland, Ohio  44113;

GAYFER’S MONTGOMERY FAIR CO., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

DILLARD’S WYOMING, INC., a corporation organized under the laws of the State of Wyoming having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

CONSTRUCTION DEVELOPERS, INCORPORATED, a corporation organized under the laws of the State of Arkansas having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

DILLARD INTERNATIONAL, INC., a corporation organized under the laws of the State of Nevada having a place of business at 3200 Las Vegas Blvd. S., Las Vega, Nevada  89109;

CONDEV NEVADA, INC., a corporation organized under the laws of the State of Nevada having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

MERCANTILE OPERATIONS, INC., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

U.S. ALPHA, INC., a corporation organized under the laws of the State of Nevada having a place of business at 6191 S. State, Murray, Utah  84107; and

DILLARD’S DOLLARS, INC., a corporation organized under the laws of the State of Arkansas having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201; and

the financial institutions and other entities identified on the signature pages to this Fourth Amendment as a “Lender” (collectively, the “Lenders” and each individually, a “Lender”); and

JPMORGAN CHASE BANK, N.A., as the Agent for the Lenders, a national banking association, formerly known as JPMorgan Chase Bank, having a place of business at 2200 Ross Avenue, 3rd Floor, Dallas, Texas  75201;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

RECITALS:

A.    The Borrowers and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 12, 2003 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of May 10, 2004 by and among the Borrowers, the Lenders and the Agent; that certain Second Amendment to Amended and Restated Credit Agreement dated June 3, 2005 by and among the Borrowers, the Lenders and the Agent; that certain Third Amendment to Amended and Restated Credit Agreement dated January 25, 2006 and as further amended from time to time, the “Credit Agreement”; unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to this Fourth Amendment), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein.

B.    The Borrowers have requested that the Lenders amend certain terms of the Credit Agreement.

C.    Subject to the terms and conditions set forth herein, the Lenders have agreed to the Borrowers’ request.

AGREEMENTS:

In consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

SECTION 1.  Amendments.

In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, but subject to the satisfaction of each condition precedent contained in Section 2 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 1.

1.1  Amended Definitions. The definitions of “Applicable Margin”, “Maturity Date” and“Interest Period” contained in Section 1.01 of the Credit Agreement shall be amended and restated in their entirety to read in full as follows:

“Applicable Margin” means, on any day with respect to Base Rate Loans, LIBOR Loans, Commercial Letters of Credit and the Commitment Fee, the applicable per annum percentage set forth at the appropriate intersection in the table shown below:

Level	Performance Criteria	Base Rate Loans	LIBOR Loans	Commercial Letters of Credit	Commitment Fee
1	average Excess Availability greater than $700,000,000	-0.50%	1.00%	.50%	.25%
2	average Excess Availability greater than $500,000,000 but less than or equal to $700,000,000	-0.25%	1.25%	.625%	.25%
3	average Excess Availability greater than$300,000,000 but less than or equal to $500,000,000	0.00%	1.50%	.75%	.25%
4	average Excess Availability less than or equal to $300,000,000	0.00%	1.75%	1.00%	.375%

Commencing on June 9, 2006, the Applicable Margin shall be as set forth in Level 1. The Applicable Margin shall be adjusted quarterly as of the first day of each calendar quarter, commencing January 1, 2007, based upon the average Excess Availability for the immediately preceding calendar quarter. Upon the occurrence and during the continuance of an Event of Default, the Applicable Margin shall be immediately increased to the percentages set forth in Level 4 (even if the Excess Availability requirements for another Level have been met) and interest shall be determined in the manner set forth in Section 2.10. Prior to June 2, 2006, the Applicable Margin shall be calculated as provided in this Agreement prior to giving effect to the amendments to this Agreement contained in the Fourth Amendment.

“Maturity Date” means December 12, 2011.

“Interest Period” means, with respect to any LIBOR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or the day that is fourteen (14) days thereafter if, at the time of the relevant Borrowing, LIBOR funding for such a period is available to all Lenders participating therein), as the Lead Borrower may elect, provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (c) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

1.2  Amendment to Section 2.03. Clause (a) of Section 2.03 of the Credit Agreement shall be amended to delete the last sentence thereof and to replace it with the following:

Subject to the other provisions of this Section 2.03 and the provisions of Section 2.24, Borrowings of Loans of more than one Type may be incurred at the same time, but no more than fifteen (15) Borrowings of LIBOR Loans may be outstanding at any time.

1.3  Amendment of Schedule 1.1. Schedule 1.1 of the Credit Agreement shall be amended and restated in its entirety as set forth on Exhibit A hereto.

SECTION 2.    Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:

2.1  Amendment Fees and Expenses. The Lead Borrower and the other Borrowers shall have paid (a) all fees owed to the Agent, its Affiliates and any Lenders in connection with the execution of this Fourth Amendment, and (b) all fees and expenses of the Agent and its Affiliates in connection with the preparation, negotiation and execution of this Fourth Amendment, including, without limitation, the reasonable fees and expenses of Vinson & Elkins L.L.P., counsel to the Agent.

2.2  Officers’ Certificates, Opinions, etc. The Borrowers shall have delivered to the Agent (a) such certificates of authorized officers of the Borrowers, certificates of Governmental Authorities, resolutions of the boards of directors (or other appropriate bodies) of the Borrowers and such other documents, instruments and agreements as the Agent shall require to evidence the valid corporate existence and authority to conduct business of the Borrowers and the due authorization, execution and delivery of this Fourth Amendment, any documents related to this Fourth Amendment and any other legal matters relating to the Borrowers or the other Financing Documents entered into by the Borrowers, all in form and substance satisfactory to the Agent and its counsel, and (b) an opinion of Simpson Thacher & Bartlett LLP, legal counsel to the Borrowers, with respect to the due authorization, execution, delivery and enforceability of this Fourth Amendment and such other matters related thereto as the Agent shall reasonably require.

2.3  Notes. The Borrowers have executed and delivered to the Agent, on behalf of each Lender whose Commitment will increase or decrease upon the effectiveness of the amendments contained in this Fourth Amendment, new Notes in the principal amount of the each such Lender’s Commitment (after giving effect to the amendments contained in this Fourth Amendment).

2.4  Documentation. The Agent shall have received such other documents and instruments as it or any Lender may reasonably request, all in form and substance reasonably satisfactory to the Agent and its counsel.

2.5  No Defaults. No Default or Event of Default shall exist.

SECTION 3.  Representations and Warranties.

In order to induce the Agent and each Lender to enter into this Fourth Amendment, the Borrowers hereby jointly and severally represent and warrant to the Agent and each Lender that:

3.1  Accuracy of Representations and Warranties. Each of the representations and warranties of each Borrower contained in the Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

3.2  Due Authorization, No Conflicts. The execution, delivery and performance by the Borrowers of this Fourth Amendment, and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Fourth Amendment, are within the Borrowers’ corporate or limited partnership powers, as applicable, have been duly authorized by all necessary corporate or limited partnership action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrowers or their Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrowers or their Subsidiaries.

3.3  Validity and Binding Effect. This Fourth Amendment and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Fourth Amendment constitute the valid and binding obligations of the applicable Borrowers enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

3.4  Absence of Defaults. Neither a Default nor an Event of Default has occurred which is continuing.

SECTION 4.  Miscellaneous.

4.1  Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby extends each Lien granted by such Borrower to secure the Obligations until the Obligations have been paid in full, and agree that the amendments herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

4.2  Parties in Interest. All of the terms and provisions of this Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3  Loan Document. This Fourth Amendment is a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

4.4  Counterparts, Effectiveness of Fourth Amendment. This Fourth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fourth Amendment until this Fourth Amendment has been executed by the Agent, each Borrower and all Lenders, at which time this Fourth Amendment shall be binding on, enforceable against and inure to the benefit of the Borrowers, the Agent and all Lenders. Facsimiles shall be effective as originals.

4.5  COMPLETE AGREEMENT. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6  Headings. The headings, captions and arrangements used in this Fourth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fourth Amendment, nor affect the meaning thereof.

4.7  No Implied Waivers. No failure or delay on the part of the Lenders or the Agent in exercising, and no course of dealing with respect to, any right, power or privilege under this Fourth Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Fourth Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

4.8  Review and Construction of Documents. The Borrowers hereby acknowledge, and represent and warrant to the Lenders that (a) the Borrowers have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Fourth Amendment with their legal counsel, (b) the Borrowers have reviewed this Fourth Amendment and fully understand the effects thereof and all terms and provisions contained herein, (c) the Borrowers have executed this Fourth Amendment of their own free will and volition, and (d) this Fourth Amendment shall be construed as if jointly drafted by the Borrowers and the Lenders. The recitals contained in this Fourth Amendment shall be construed to be part of the operative terms and provisions of this Fourth Amendment.

4.9  Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

4.10    Severability. In case any one or more of the provisions contained in this Fourth Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Fourth Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

4.11    Further Assurances. The Borrowers agree to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by the Lenders or the Agent as necessary or advisable to carry out the intents and purposes of this Fourth Amendment.

4.12    Governing Law. This Fourth Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York and, and to the extent controlling, laws of the United States of America.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the day and year first above written.

DILLARD’S, INC.,
as the Lead Borrower and a Borrower

DILLARD TEXAS OPERATING LIMITED PARTNERSHIP,
By its General Partner, Dillard’s, Inc., as Borrower
as a Borrower

DILLARD TENNESSEE OPERATING LIMITED PARTNERSHIP, as a Borrower
By its General Partner, Dillard’s, Inc.

J.B. IVEY & COMPANY,
as a Borrower

DILLARD STORES SERVICES, INC., as a Borrower
as a Borrower

THE HIGBEE COMPANY,
as a Borrower

GAYFER’S MONTGOMERY FAIR CO., as a Borrower

DILLARD’S WYOMING, INC.,
as a Borrower

CONSTRUCTION DEVELOPERS, INCORPORATED,
as a Borrower

CONDEV NEVADA, INC.,
as a Borrower

MERCANTILE OPERATIONS, INC.,
as a Borrower

DILLARD’S DOLLARS, INC.,
as a Borrower

By:	/s/ Sherrill E. Wise
Name:	Sherrill E. Wise
Title:	Vice President to each Borrower listed above

Signature Page

U.S. ALPHA, INC.,
as a Borrower

By:	/s/ James I. Freeman
Name:	James I. Freeman
Title:	Vice President

DILLARD INTERNATIONAL, INC.,
as a Borrower

By:	/s/ James I. Freeman
Name:	James I. Freeman
Title:	Chief Executive Officer

Signature Page

JPMORGAN CHASE BANK, N.A.
as the Agent, as Swingline Lender, as Issuing Bank, and as a Lender

By:	/s/ Courtney Jeans
Name:	Courtney Jeans
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender

By:	/s/ Matthew DeFranco
Name:	Matthew DeFranco
Title:	Assistant Vice President

WELLS FARGO FOOTHILL, LLC,
as a Lender

By:	/s/ Maged Ghebrial
Name:	Maged Ghebrial
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Rebecca A. Ford
Name:	Rebecca A. Ford
Title:	Duly Authorized Signatory

Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender
(formerly known as Congress Financial Corporation)

By:	/s/ Joe Curdy
Name:	Joe Curdy
Title:	Vice President

NATIONAL CITY BUSINESS CREDIT, INC.,
as a Lender
(formerly known as National City Commercial Finance, Inc.)

By:	/s/ Kathryn Ellero
Name:	Kathryn Ellero
Title:	Vice President

GMAC COMMERCIAL FINANCE LLC,
as a Lender

By:	/s/ Thomas Maiale
Name:	Thomas Maiale
Title:	Director

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kay Snyder
Name:	Kay Snyder
Title	Relationship Manager

Signature Page

UBS AG, STAMFORD BRANCH
as a Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

AMSOUTH BANK,
as a Lender

By:	/s/ Frank D. Marsicano
Name:	Frank D. Marsicano
Title:	Attorney-in-Fact

REGIONS BANK,
as a Lender

By:	/s/ Mark Burr
Name:	Mark Burr
Title	Senior Vice President

HSBC BUSINESS CREDIT (USA) INC.,
as a Lender

By:	/s/ Amanda O’Brien
Name:	Amanda O’Brien
Title:	Assistant Vice President

Signature Page

UPS CAPITAL CORPORATION
as a Lender

By:	/s/ John P. Holloway
Name:	John P. Holloway
Title:	Director of Portfolio Management

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By:	/s/ Joseph A. Aeeardi
Name:	Joseph A. Aeeardi
Title:	Managing Director

ISRAEL DISCOUNT BANK OF NEW YORK,
as a Lender

By:	/s/ Andy Balta
Name:	Andy Balta
Title:	First Vice President

By:	/s/ Ronald Bongiovanni
Name:	Ronald Bongiovanni
Title:	Senior Vice President

SUNTRUST BANK,
as a Lender

By:	/s/ J. Haynes Gentry III
Name:	J. Haynes Gentry III
Title:	Vice President

Signature Page

CITICORP USA, INC.,
as a Lender

By:	/s/ Keith R. Gerding
Name:	Keith R. Gerding
Title:	Vice President

NORTH FORK BUSINESS CAPITAL CORP.,
as a Lender

By	/s/ Ron Walker
Name:	Ron Walker
Title:	Vice President

Signature Page

Exhibit A

Schedule 1.1 - Commitments

Lender	Commitment	Commitment Percentage
JPMorgan Chase Bank, N.A.	$200,000,000	16.6666666%
General Electric Capital Corporation	$150,000,000	12.50%
The CIT Group/Business Credit, Inc	$130,000,000	10.8333333%
Wachovia Bank, National Association	$125,000,000	10.4166667%
Wells Fargo Foothill, LLC	$120,000,000	10.00%
National City Business Credit, Inc.	$50,000,000	4.1666667%
GMAC Commercial Finance LLC	$50,000,000	4.1666667%
SunTrust Bank	$50,000,000	4.1666667%
UBS AG, Stamford Branch	$50,000,000	4.1666667%
Citicorp USA, Inc.	$50,000,000	4.1666667%
North Fork Business Capital Corp.	$40,000,000	3.3333333%
PNC Bank, National Association	$35,000,000	2.9166667%
AmSouth Bank	$35,000,000	2.9166667%
HSBC Business Credit (USA) Inc.	$35,000,000	2.9166667%
Regions Bank	$25,000,000	2.0833333%
UPS Capital Corporation	$25,000,000	2.0833333%
Siemens Financial Services, Inc.	$25,000,000	2.0833333%
Israel Discount Bank Of New York	$5,000,000	0.4166666%
Total	$1,200,000,000	100.0000000%

A-1